Consolidated Balance Sheets (Parenthetical) - USD ($)	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
CURRENT LIABILITIES
Note payable - related party, including accrued interest	$ 14,647	$ 7,549
SHAREHOLDERS' DEFICIT
Allocation shares, issued	1,000	1,000	1,000
Allocation shares, outstanding	1,000	1,000	1,000
Common shares, authorized	500,000,000	500,000,000	500,000,000
Common shares, issued	3,165,625	3,115,625	3,115,625
Common shares, outstanding	3,165,625	3,115,625	3,115,625